EXHIBIT 23

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we
hereby consent to the incorporation of our reports included in this Form 10-K into Indiana Gas Company, Inc.'s previously filed
Registration Statement File No. 333-39085.



/s/Arthur Andersen LLP
Arthur Andersen LLP

Indianapolis, Indiana
December 17, 1997